                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: January 27, 2000
--------------------------------
(Date of earliest event reported)

                       NISSAN AUTO RECEIVABLES CORPORATION
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2000-A OWNER TRUST
             -------------------------------------------------------

             (Exact name of registrant as specified in its charter)


            DELAWARE                   333-82763             33-0479655
  ----------------------------        -----------          ----------------
  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
       of Incorporation)              File Number)        Identification No.)

                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8013

ITEM 5. OTHER EVENTS

               On January 27, 2000, Nissan Auto Receivables Corporation ("NARC") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of January 27, 2000, pursuant to which NMAC transferred to NARC certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On January 27, 2000, Nissan Auto Receivables 2000-A Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of December 21, 1999, as amended by the Amended and Restated Trust Agreement, dated as of January 27, 2000, by and between NARC, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of January 27, 2000 (the "Sale and Servicing Agreement"), by and among the Trust, NARC, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on January 27, 2000, the Trust caused the issuance, pursuant to an Indenture, dated as of January 27, 2000 (the "Indenture"), by and between the Trust, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). The Notes, with an aggregate scheduled principal balance, as of January 27, of $758,130,000, were sold to Chase Securities Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated January 19, 2000 (the "Underwriting Agreement"), by and among NARC, NMAC and Chase Securities Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-82763).

               Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

               Attached as Exhibit 1.1 is the Underwriting Agreement.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

        The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.                         Description
-----------                         -----------
Exhibit 1.1             Underwriting Agreement, dated January 19, 2000, among
                        NARC, NMAC and Chase Securities Inc., on behalf of
                        itself and as a representative of the several
                        Underwriters.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     NISSAN AUTO RECEIVABLES CORPORATION


                                     By: /s/ Tomoaki Shimazu
                                        ----------------------------------------
                                         Name:  Tomoaki Shimazu
                                         Title: Treasurer, Assistant Secretary
                                         and Director

January 27, 2000

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                         Description
-----------                         -----------
Exhibit 1.1             Underwriting Agreement, dated January 19, 2000, among
                        NARC, NMAC and Chase Securities Inc., on behalf of
                        itself and as a representative of the several
                        Underwriters.